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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                         _____________________________



                                   FORM 8-K


                                CURRENT REPORT


                         _____________________________


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 31, 1995



                            MIDLANTIC CORPORATION
              (Exact name of registrant as specified in its charter)



New Jersey                    0-15870                 22-2699903
(State or Other               (Commission             (IRS Employer
Jurisdiction of               File Number)            Identification
Incorporation                                         No.)


499 Thornall Street, Metro Park Plaza,
P.O. Box 600, Edison, New Jersey                      08818
(Address of principal executive offices)              (zip code)


Registrant's telephone number, including area code:  (908) 321-8000.


                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS

Midlantic Corporation issued a press release dated May 31, 1995 concerning the redemption of its Term Adjustable Rate Cumulative Preferred Stock-Series A. A copy of the press release is attached hereto as Exhibit 99, which exhibit is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99   Press Release of Midlantic Corporation dated May 31, 1995



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MIDLANTIC CORPORATION


                                          By:  /s/ Joseph H. Kott
                                               __________________
                                               Joseph H. Kott
                                               Executive Vice President
                                               & General Counsel


Date:  May 31, 1995




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                                EXHIBIT INDEX

Exhibit No.

  99       Press Release of Midlantic Corporation dated May 31, 1995